                             MONSANTO COMPANY

                               $100,000,000

                        Medium-Term Notes, Series D

                          Distribution Agreement
                          ----------------------

                                                     January ---, 1998

Goldman, Sachs & Co.,
   85 Broad Street,
      New York, New York 10004.

Merrill Lynch, Pierce, Fenner
   & Smith Incorporated,
      North Tower,
         World Financial Center,
             New York, New York 10281.

Dear Sirs:

            Monsanto Company, a Delaware corporation (the "Company"), proposes to issue and sell up to $100,000,000 aggregate principal amount of its Medium-Term Notes, Series D (the "Securities"). Subject to the terms and conditions stated herein, the Company hereby (i) appoints Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and such additional agents as the Company may appoint from time to time pursuant to paragraph 2(a) below (individually an "Agent" and collectively, the "Agents"), as agents of the Company for the purpose of soliciting offers to purchase the Securities from the Company and (ii) agrees that, except as otherwise contemplated herein, whenever it determines to sell Securities directly to any of the Agents as principal for resale to others, it will enter into a separate agreement (each a "Terms Agreement"), substantially in the form of Annex I hereto, relating to such sale in accordance with Section 2(b) hereof.

            The terms and rights of the Securities shall be as specified in or established pursuant to the Indenture, dated as of August 1, 1990 (the "Indenture"), between the Company and The Chase Manhattan Bank (National Association), as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture) (the "Trustee"). The Securities shall have the maturity ranges, annual interest rates, redemption provisions and other terms set forth in the Prospectus referred to below as it may be supplemented from time to time. The Securities will be issued, and the terms thereof established, from time to time by the Company in accordance with the Indenture and the Administrative Procedure attached hereto as Annex II and, if applicable, will be specified in a related Terms Agreement.

            1. The Company represents and warrants to, and agrees with, the Agents that:

            (a) A registration statement on Form S-3 (File No. 33-60189) in respect of the Securities has been filed with the Securities and Exchange Commission (the "Commission") in the form heretofore delivered or to be delivered to the Agents and such registration statement in such form has been declared effective by the Commission and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement being hereinafter called a "Preliminary Prospectus"; the various parts of such registration statement, including all exhibits thereto but excluding Form T-1 and, if applicable, including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"), in accordance with Section 4(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the registration statement, each as amended at the time such part became effective, being hereinafter collectively called the "Registration Statement"; the prospectus (including, if applicable, any prospectus supplement) relating to the Securities, in the form in which it has most recently been filed with the Commission on or prior to the date of this Agreement, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus, including any supplement to the Prospectus that sets forth only the interest rate per annum borne by the Securities offered (a "Pricing Supplement"), shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated therein by reference; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to and include the Prospectus as amended or supplemented (including by the applicable Pricing Supplement filed in accordance with Section 4 (a) hereof) in relation to Securities sold pursuant to this Agreement, in the form filed with the Commission pursuant to Rule 424(b) under the Act and in accordance with Section 4(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

            (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, or any amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with


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

information furnished in writing to the Company by the Agents expressly for use in the Prospectus as amended or supplemented to relate to a particular issuance of Securities;

            (c) The Registration Statement and the Prospectus conform, and any amendments or supplements thereto will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Agent expressly for use in the Prospectus as amended or supplemented to relate to a particular issuance of Securities;

            (d) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material change in the capital stock (other than changes in treasury stock within limits, or pursuant to employee plans, disclosed or incorporated by reference in the Prospectus) or long-term debt (other than the reclassification of certain commercial paper to long-term debt and the issuance of $200,000,000 of 30 year debentures) of the Company and its subsidiaries considered as a whole or any material adverse change, or any development known to the Company involving a prospective material adverse change, in or affecting the financial position, shareowners' equity or results of operations of the Company and its subsidiaries considered as a whole, otherwise than as set forth or contemplated in the Prospectus;

            (e) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other state of the United States except Rhode Island; and each of G. D. Searle & Co. (Delaware), Monsanto International Sales Company, Inc. (Virgin Islands), Monsanto p.l.c. (United Kingdom) and N.V. Monsanto Europe S.A. (Belgium) (such corporations being referred to herein as "Principal Subsidiaries") is a corporation duly incorporated and validly existing in good standing under the laws of its jurisdiction of incorporation as set forth above;

            (f) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued equity securities of each Principal Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except for shares necessary to qualify directors or to maintain any minimum number of shareholders required by law) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;


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            (g)       The Securities have been duly authorized, and, when
issued and delivered pursuant to this Agreement and any Terms Agreement, and authenticated pursuant to the Indenture, such Securities will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture; the Indenture has been duly authorized by the Company and, has been duly qualified under the Trust Indenture Act and constitutes a valid and legally binding instrument of the Company, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors' rights; and the Indenture conforms and the Securities will conform to the descriptions thereof contained in the Prospectus as amended or supplemented with respect to such Securities;

            (h) The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture, this Agreement and any Terms Agreement, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its Principal Subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Principal Subsidiaries is a party or by which the Company or any of its Principal Subsidiaries is bound or to which any of the property or assets of the Company or any of its Principal Subsidiaries is subject, which would cause a current or prospective material adverse change in or affecting the financial position, shareowners' equity or results of operations of the Company and its subsidiaries considered as a whole or affect the validity of the Securities or the legal authority of the Company to comply with the Securities, the Indenture, this Agreement or any Terms Agreement; nor will such action result in any violation of the provisions of the Certificate of Incorporation, as amended, or the By-Laws of the Company or in a violation of any statute or any order, rule or regulation of any court or governmental agency or body in the United States having jurisdiction over the Company or any of its Principal Subsidiaries or any of their properties which would cause a current or prospective material adverse change in or affecting the financial position, shareowners' equity or results of operations of the Company and its subsidiaries considered as a whole or affect the validity of the Securities or the legal authority of the Company to comply with the Securities, the Indenture, this Agreement or any Terms Agreement (except to the extent that the sale of the Securities as contemplated by this Agreement and the distribution of the Securities by the Agents may result in violations of state securities or Blue Sky laws); and no consent, approval, authorization, order, registration or qualification of or with any court or any such regulatory authority or other governmental agency or body in the United States having jurisdiction over the Company is required for the solicitation of offers to purchase Securities and the issue and sale of the Securities or the consummation by the Company of the other transactions contemplated by this Agreement, any Terms Agreement or the Indenture, except such as have been, or will have been prior to the Closing Date (as defined in Section 3 hereof), obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the solicitation by the Agents of offers to purchase the Securities from the Company, the Company's sale of Securities, purchases of the Securities by the Agents as principal, and resale by the Agents of such Securities, as the case may be, both in the manner contemplated hereby; and

            (i) There are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a Party or of which any property of the Company or any of its subsidiaries is the subject, other than as set forth in the Prospectus and other than those which in the aggregate will not have a material adverse effect on the Company and its subsidiaries considered as a whole; and, to the best of the Company's knowledge, no such proceedings are contemplated by governmental authorities.

            2. (a) On the basis of the representations and warranties, and subject to the terms and conditions, herein set forth, the Agents severally and not jointly agree, as agents of the Company, to use their reasonable best efforts to solicit offers to purchase the Securities from the Company upon the terms and conditions set forth in the Prospectus as amended or supplemented from time to time. The Company agrees that the Agents are separately authorized to solicit offers to purchase the Securities. The Company reserves the right to appoint additional Agents for the purpose of soliciting offers to purchase Securities from the Company subject to the terms and conditions stated herein by having any such additional Agent execute and deliver a counterpart to this Agreement upon appointing an additional Agent. The Company will promptly notify the existing Agents of the addition of an Agent. The name of such additional
Agent will thereafter be included in each Pricing Supplement applicable to such Agent or, after consultation with the existing Agents, the Company may amend or supplement the Prospectus Supplement to include such additional
Agent.

            The Company reserves the right, in its sole discretion, to instruct the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase the Securities. Upon receipt of instructions from the Company, the Agents will forthwith suspend solicitation of offers to purchase Securities from the Company until such time as the Company has advised them that such solicitation may be resumed.

            The Company agrees to pay each Agent a commission, at the time of settlement of each sale of a Security by the Company as a result of a solicitation made by such Agent, in an amount equal to the percentage of the principal amount of such Security sold indicated in Schedule I hereto.

            As Agents, each of you is authorized to solicit offers to purchase the Securities only in denominations of $1,000 or any integral multiple thereof at a purchase price equal to 100% of their principal amount unless otherwise agreed to by the Company and the Agents or, in the case of Securities denominated in a currency or composite currency other than U.S. dollars ("Specified Currency"), in denominations of the amount of the Specified Currency for such Securities, at the noon buying rate in The City of New York for cable transfers for such Specified Currency on the first Business Day (as defined in the Indenture) in The City of New York and the country issuing such currency (or, in the case of European Currency Units, Brussels) next preceding the date on which the Company accepts offers to purchase such Securities, equivalent to U.S. $1,000 (rounded down to an integral multiple of 1,000 units of such Specified Currency) and any greater amount that is an integral multiple of such Specified Currency. Each Agent shall communicate to the Company, orally or in writing, each offer to purchase Securities other than those rejected by the Agents. The Company shall have the sole right to accept offers to purchase Securities and may reject any proposed purchase of Securities as a whole or in part. The Agents shall have the right, in their discretion reasonably exercised, to reject any offer received by them to purchase Securities, as a whole or in part, and any such rejection by the Agents shall not be deemed a breach of their agreements contained herein.

            (b) Each sale of Securities to any Agent as principal shall be made in accordance with the terms of this Agreement and (unless the Company and such Agent shall otherwise agree) a Terms Agreement which will provide for the sale of such Securities to, and the purchase thereof by, such Agent. A Terms Agreement may also specify certain provisions relating to the reoffering of such Securities by such Agent. Any Agent's commitment to purchase Securities as principal, whether pursuant to any Terms Agreement or otherwise shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall include a specification of the principal amount of Securities to be purchased by the Agent pursuant thereto, the price to be paid to the Company for such Securities, any provisions relating to rights of, and default by, underwriters acting together with the Agent in the reoffering of the Securities, and the time and place of delivery of and payment for such Securities. Such Terms Agreement shall also specify any requirements for officers' certificates, opinions of counsel and accountants' letters pursuant to Section 4 hereof.

            For each sale of Securities to an Agent as principal that is not made pursuant to a Terms Agreement, the procedural details relating to the issue and delivery of such Securities and payment therefor shall be as set forth in the Administrative Procedure attached hereto as Annex II (the "Procedure"). For each such sale of Securities to an Agent as principal that is not made pursuant to a Terms Agreement, the Company agrees to pay such Agent a commission (or grant an equivalent discount) as provided in Section 2(a) hereof and in accordance with the schedule set forth therein.

            Each time and date of delivery of and payment for Securities to be purchased by an Agent as principal, whether set forth in a Terms Agreement or in accordance with the Procedure, is referred to herein as a "Time of Delivery".

            (c) Procedural details relating to the issue and delivery of Securities, the solicitation of offers to purchase Securities, and the payment in each case therefor, are set forth in the Procedure. The provisions of the Procedure shall apply to all transactions contemplated hereunder other than those made pursuant to a Terms Agreement. Each of the Agents and the Company agrees to perform the respective duties and obligations specifically provided to be performed by each of them in the Procedure as it may be amended from time to time. The Procedure may only be amended by written agreement among the Company and the Agents.

            3.        The documents required to be delivered pursuant to
Section 6 hereof shall be delivered at the offices of Sullivan & Cromwell, 125 Broad Street, New York, New York at 11:00 a.m., New York City time, on the date of this Agreement, which date and time of such delivery may be postponed by agreement between the Agents and the

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Company but in no event shall be later than the date on which solicitation of offers to purchase Securities is commenced or Securities are first sold hereunder, such time and date of delivery being herein called the "Closing Date."

            4.        The Company covenants and agrees with the Agents:

            (a) (i) To make no further amendment or any supplement to the Registration Statement or the Prospectus as amended or supplemented prior to the Closing Date which shall be reasonably disapproved by the Agents promptly after reasonable notice thereof, or after the date of any Terms Agreement or other agreement by an Agent to purchase Securities as principal and prior to the related Time of Delivery which shall be reasonably disapproved by such Agent promptly after reasonable notice thereof; (ii) to make no such amendment or supplement, other than a Pricing Supplement at any other time prior to having afforded each Agent a reasonable opportunity to review it; (iii) to prepare, with respect to any Securities to be offered through or to any Agent pursuant to this Agreement, a Pricing Supplement with respect to such Securities in a form previously approved by such Agent and to file such Pricing Supplement pursuant to Rule 424(b)(3) under the Act not later than the close of business of the Commission on the fifth business day after the date on which such Pricing Supplement is first used; (iv) to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities, and during such same period to advise each Agent, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or become effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; (v) in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal; and (vi) to promptly notify the Agents of any downgrading of its debt securities.

            (b) Promptly from time to time to take such action as the Agents reasonably may request to qualify the Securities for offering and sale under the securities laws of such United States jurisdictions as they may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution or sale of the Securities; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction or to subject itself to taxation for doing business in any jurisdiction; and provided, further, that the expense of maintaining any such qualification more than one year from the date of any Terms Agreement relating to such Securities shall be at the expense of the Agents for such Securities;

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            (c)       To furnish each Agent with copies of the Registration
Statement and each amendment thereto, and with copies of the Prospectus as each time amended or supplemented in the form in which it is filed with the Commission pursuant to Rule 424 under the Act, both in such quantities as the Agents may reasonably request from time to time, provided, however, that Pricing Supplements only need be provided to the Agent who solicits or purchases the Securities; and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities (including Securities purchased from the Company by any Agent as principal) and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify each Agent and request the Agents to suspend solicitation of offers to purchase Securities from the Company, in their capacity as agents of the Company and, if so notified, each Agent shall forthwith cease such solicitations; and if the Company shall decide to amend or supplement the Registration Statement or the Prospectus as then amended or supplemented, to so advise each Agent promptly by telephone (with confirmation in writing) and to prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or the Prospectus as then amended or supplemented that will correct such statement or omission or effect such compliance; provided, however, that if prior to the expiration of nine months after the date of a Terms Agreement relating to the Securities any Agent continues to own Securities purchased from the Company by such Agent as principal or such Agent is otherwise required to deliver a prospectus in respect of transactions in the Securities, the Company shall promptly prepare and file with the Commission such an amendment or supplement;

            (d) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after
(i) the effective date of the Registration Statement, (ii) the effective date of each post-effective amendment to the Registration Statement, and (iii) the date of each filing by the Company with the Commission of an Annual Report on Form 10-K that is incorporated by reference in the Registration Statement, an earning statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

            (e) During the period when this Agreement is in effect, to furnish to each Agent copies of all reports or other communications
(financial or other) furnished to stockholders, and deliver to each Agent (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as such Agent may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission);

            (f) That, except as modified by any Terms Agreement, from the date of any Terms Agreement with any Agent or other agreement by such Agent to purchase securities as principal and continuing to and including the earlier of (i) the termination of the trading restrictions for the Securities purchased thereunder, as notified to the Company by such Agent and (ii) the related Time of Delivery, the Company will not, without the prior written consent of such Agent, offer, sell, contract to sell or otherwise dispose of in the United States any debt securities of the Company which mature more than nine months after such Time of Delivery and which are substantially similar to such Securities;

            (g) That each acceptance by the Company of an offer to purchase Securities hereunder (including any purchase by such Agent as principal not pursuant to a Terms Agreement), and each sale of Securities to the Agents pursuant to a Terms Agreement, shall be deemed to be an affirmation to such Agents that the representations and warranties of the Company contained in or made pursuant to this Agreement are true and correct in all material respects as of the date of such acceptance or of such Terms Agreement as though made at and as of such time, and an undertaking that such representations and warranties will be true and correct in all material respects as of the settlement date for the Securities relating to such acceptance and as of the Time of Delivery relating to such sale, as though made at and as of each such date (except that such representations and warranties shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented relating to such Securities);

            (h) That each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by a Pricing Supplement), each time a document filed under the Act or the Exchange Act is incorporated by reference into the Prospectus, and each time, if so indicated in the applicable Terms Agreement, the Company sells Securities to the Agents as principal pursuant to a Terms Agreement, the Company shall furnish or cause to be furnished forthwith to each Agent a certificate of officers of the Company satisfactory to the Agents, dated the date of such supplement, amendment, incorporation or Time of Delivery related to such sale, in form reasonably satisfactory to the Agents to the effect that the statements contained in the certificate referred to in Section 6(f) hereof which was last furnished to the Agents are true and correct in all material respects at such date, as though made at and as of such date (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus and any amendment or supplement thereto filed at or prior to such time) or, in lieu of such certificate, certificates of the same tenor as the certificates referred to in said Section 6(f) but modified to relate to the Registration Statement and the Prospectus and any amendment or supplement thereto filed at or prior to such date;

            (i) That each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by a Pricing Supplement), each time a document filed under the Act or the Exchange Act is incorporated by reference into the Prospectus, and each time, if so indicated in the applicable Terms Agreement, the Company sells Securities to the Agents as principal pursuant to a Terms Agreement, the Company shall furnish or cause to be furnished forthwith to each Agent a written opinion of counsel for the Company, or other counsel reasonably satisfactory to the Agents, dated the date of such amendment, supplement, incorporation or Time of Delivery relating to such sale, in form reasonably satisfactory to the Agents to the effect that the Agents may rely on the opinion referred to in Section 6(c) hereof which was last furnished to them to the same extent as though it were dated the date of such letter authorizing reliance (except that statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus and any amendment or supplement thereto filed at or prior to such date) or, in lieu of such opinion, an opinion of the same tenor as the opinion referred to in Section 6(c) hereof but modified to relate to the Registration Statement and the Prospectus and any amendment or supplement thereto filed at or prior to such date;

            (j) That each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by a Pricing Supplement), each time a document filed under the Act or the Exchange Act is incorporated by reference into the Prospectus, and each time, if the applicable Terms Agreement specifies the delivery of an opinion or opinions by Sullivan & Cromwell, counsel to the Agents, as a condition to the purchase of Securities pursuant to such Terms Agreement, the Company shall furnish to such counsel such papers and information as they may reasonably request to enable them to furnish to such agent the opinion or opinions referred to in
Section 6(b) hereof;

            (k) That each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by a Pricing Supplement) and each time that a document filed under the Act or the Exchange Act is incorporated by reference into the Prospectus, in either case to set forth financial information included in or derived from the Company's consolidated financial statements, or, if so indicated in the applicable Terms Agreement, each time the Company sells Securities to the Agents as principal pursuant to a Terms Agreement, the Company shall cause its independent public accountants forthwith to furnish each Agent a letter, dated the date of such amendment, supplement, incorporation or Time of Delivery relating to such sale, in form reasonably satisfactory to the Agents, of the same tenor as the letter referred to in Section 6(d) hereof but modified to relate to the Registration Statement and the Prospectus as amended or supplemented to the date of such letter, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company, to the extent such financial statements and other information are available as of a date not more than five business days prior to the date of such letter; provided, however, that where such amendment, supplement or document incorporated by reference only sets forth unaudited quarterly financial information, the scope of such letter may be limited to relate to such unaudited financial information unless any other accounting or financial information included or incorporated by reference therein is of a character that, in your reasonable judgment, such letter should address such other information; and

            (l) To permit to any person who has agreed to purchase Securities as the result of an offer to purchase solicited by any Agent the right to refuse to purchase and pay for such Securities if, on the related settlement date fixed pursuant to the Procedure, any condition set forth in
Section 6(a), 6(e) or 6(g) hereof shall not have been satisfied (it being understood that the judgment of such person with respect to the impracticability or inadvisability of such purchase of Securities shall be substituted, for purposes of this Section 4(l), for the respective judgments of an Agent with respect to certain matters referred to in such Sections 6(a), 6(e) and 6(g), and that such Agent shall have no duty or obligation whatsoever to exercise the judgment permitted under such Sections 6(a), 6(e) and 6(g) on behalf of any such person).

            5. The Company covenants and agrees with the Agents that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and (except as otherwise expressly provided in Section 4(c) hereof) amendments and supplements thereto and the mailing and delivering of copies thereof to the Agents; (ii) the fees and expenses of the Agents' counsel in connection with the transactions contemplated hereunder; (iii) the cost of printing, preparing by word processor or reproducing this Agreement, any Terms Agreement, any Indenture, any Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iv) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 4(b) hereof, including fees and disbursements of the Agents' counsel in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (v) any fees charged by security rating services for rating the Securities; (vi) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vii) the cost of preparing the Securities; (viii) the fees and expenses of any Trustee and any agent of any Trustee and the fees and disbursements of counsel for any Trustee in connection with any Indenture and the Securities; (ix) any advertising expenses in connection with the solicitation of offers to purchase and the sale of Securities, so long as such advertising expenses have been approved by the Company; and (x) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, Section 7, Section 8 and Section 10 hereof, the Agents will pay all of their own costs and expenses, including transfer taxes on resale of any of the Securities by them.

            6. The Agents' obligations as agents of the Company to solicit offers to purchase the Securities and their obligations to purchase Securities as principal, pursuant to any Terms Agreement or otherwise, shall be subject, in the discretion of the Agents, to the condition that all representations and warranties and other statements of the Company herein (and, in the case of an obligation of an Agent under a Terms Agreement, in or incorporated by reference in such Terms Agreement) are true and correct in all material respects at and as of the Closing Date, the date of each such solicitation, any settlement date related to the acceptance of such an offer, and each Time of Delivery, the condition that the Company shall have performed in all material respects all of its obligations hereunder theretofore in each case to be performed and the following additional conditions (it being understood that any judgment to be made by the Agents under this Section 6 shall be made by each Agent individually):

            (a) (i) The Prospectus as amended or supplemented (including the Pricing Supplement) with respect to the applicable Securities shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with

Section 4(a) hereof; (ii) no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and (iii) all requests for additional information on the part of the Commission shall have been complied with to the Agents' reasonable satisfaction;

            (b) Sullivan & Cromwell, counsel for the Agents, shall have furnished to them (i) such opinion or opinions, dated the Closing Date, with respect to the incorporation of the Company, the validity of the Indenture, the Securities, the Registration Statement, the Prospectus as amended or supplemented and other related matters as they may reasonably request, and
(ii) if and to the extent requested by such Agent, with respect to each applicable date referred to in Section 4(j) hereof, as the case may be, an opinion or opinions, dated such applicable date, to the effect that the Agents may rely on the opinion or opinions which were last furnished to them pursuant to this Section 6(b) to the same extent as though it or they were dated the date of such letter authorizing reliance (except that the statements in such last opinion or opinions shall be deemed to relate to the Registration Statement and the Prospectus amendment or supplement thereto filed at or prior to such date) or, in any case, in lieu of such an opinion or opinions, an opinion or opinions of the same tenor as the opinion or opinions referred to in clause (i) but modified to relate to the Registration Statement and the Prospectus and any amendment or supplement thereto filed at or prior to such date; and in each case such counsel shall have received such papers and information as the Agents may reasonably request to enable them to pass upon such matters;

            (c) Barbara L. Blackford, Associate General Counsel for the Company, or other counsel satisfactory to the Agents, shall have furnished to the Agents his written opinion, dated the Closing Date or any applicable date referred to in Section 4(i), as the case may be, in form and substance satisfactory to the Agents, to the effect that:

            (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus as amended or supplemented, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other state of the United States except Rhode Island;

            (ii) The Company has an authorized capitalization as set forth in the Prospectus as amended or supplemented and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

            (iii) To the best of such counsel's knowledge, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject, other than as set forth in the Prospectus and other than those which in the aggregate will not have a material adverse effect on the Company and its subsidiaries considered as a whole;

            (iv) This Agreement (and any applicable Terms Agreement) has been duly authorized, executed and delivered by the Company;

            (v) The Securities have been duly authorized by the Company, and, when the signatures (which may be by facsimile) of officers (specified in such opinion) of the Company and the seal of the Company (which may be by facsimile) have been imprinted on the Securities and the Securities have been duly authenticated by the Trustee under the Indenture (which assumptions such counsel need not verify by an inspection of the Securities), the Securities will have been duly executed, issued and delivered by the Company, and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture; and the Indenture conforms and the Securities will conform to the descriptions thereof in the Prospectus as amended or supplemented;

            (vi) The Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding instrument of the Company, enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors' rights; and the Indenture has been duly qualified under the Trust Indenture Act; and no taxes or recording fees under Delaware, Missouri or Federal law are required to be paid with respect to the execution of the Indenture and the issuance of the Securities;

            (vii) The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture, this Agreement and any Terms Agreement, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its Principal Subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other similar agreement or instrument known to such counsel, after such reasonable investigation as he deems necessary, to which the Company or any of its Principal Subsidiaries is a party or by which the Company or any of its Principal Subsidiaries is bound or to which any of the property or assets of the Company or any of its Principal Subsidiaries is subject, which would cause a current or prospective material adverse change in or affecting the financial position, shareowners' equity or results of operations of the Company and its subsidiaries considered as a whole or affect the validity of the Securities or the legal authority of the Company to comply with the Securities, the Indenture, this Agreement or any Terms Agreement, nor will such actions result in any violation of the provisions of the Certificate of Incorporation, as amended, or the By-Laws of the Company or in a violation of any statute or any order, rule or regulation of any court or governmental agency or body in the United States having jurisdiction over the Company or any of its Principal Subsidiaries or any of their properties which would cause a current or prospective material adverse change in or affecting the financial position, shareowners' equity or results of operations of the Company and its subsidiaries considered as a whole or affect the validity of the

      Securities or the legal authority of the Company to comply with the Securities, the Indenture, this Agreement or any Terms Agreement (except to the extent that the sale of the Securities as contemplated by this Agreement and the Terms Agreement and the distribution of the Securities by the Agents may result in violation of state securities or Blue Sky laws);

            (viii) No consent, approval, authorization, order, registration or qualification of or with any court or any such regulatory authority or other governmental body in the United States having jurisdiction over the Company is required for the solicitation of offers to purchase Securities and the issue and sale of the Securities or the consummation by the Company of the other transactions contemplated by this Agreement (and any applicable Terms Agreement) or the Indenture, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the Agents' solicitation of offers to purchase Securities, the Company's sale of Securities, purchases of Securities by the Agents as principal, and resales by the Agents of such Securities, as the case may be, both as contemplated by this Agreement (and any applicable Terms Agreement);

            (ix) The documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and he has no reason to believe that any of such documents, when they became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

            (x) The Registration Statement and the Prospectus as amended or supplemented and any further amendments and supplements thereto made by the Company prior to the date of such opinion (other than the financial statements and other financial data contained or incorporated by reference therein or omitted therefrom, as to which such counsel need express no opinion) appear on their face to be appropriately responsive in all material respects to the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder; and the information included in the Registration Statement in response to Item 10 (insofar as it relates to him) of Form S-3 is to the best of his knowledge an accurate statement of the matter therein set forth and fairly presents the information called for with respect to that matter by the Act and the rules and regulations thereunder.

            Such counsel may also state that he or she has not verified, and is not passing upon and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus or the Prospectus as amended or supplemented, other than those mentioned in the last clause of subparagraph (v) above, but such counsel shall confirm that he or she has, however, participated in reviews and discussions in connection with the preparation of the Registration Statement, the Prospectus and the Prospectus as amended or supplemented and any further amendments and supplements thereto made by the Company prior to the Closing Date; and that in the course of such reviews and discussions no facts came to his or her attention which led him or her to believe that the Registration Statement or the Prospectus on the effective date of the Registration Statement, or the Prospectus as amended or supplemented on the date of such amendment or supplement, or any amendment or supplement to the Prospectus as amended or supplemented on the date of such further amendment or supplement (in each case, apart from the financial statements and other financial data contained or incorporated by reference therein or omitted therefrom and from any written information furnished to the Company by any Agent expressly for use in the prospectus as amended or supplemented or any omission therefrom) contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and such counsel does not know of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required.

            In rendering the foregoing opinion, such counsel may rely upon opinions of local counsel and tax counsel satisfactory in form and scope to counsel for the Agents. In matters of New York law such counsel may rely upon the opinion of Sullivan & Cromwell delivered pursuant to Section 6(b) hereof.

            (d) At 11:00 a.m., New York City time, on the Closing Date or on any applicable date referred to in Section 4(k), as the case may be, the independent accountants who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to each Agent a letter, dated the Closing Date or such applicable date, in form and substance satisfactory to the Agents, to the effect set forth in Annex III hereto;

            (e) Since the respective dates as of which information is given in the Prospectus as amended or supplemented there shall not have been any material change in the capital stock (other than changes in treasury stock within limits, or pursuant to employee plans, disclosed or incorporated by reference in the Prospectus) or long-term debt (other than the reclassification of certain commercial paper to long-term debt and the issuance of $200,000,000 of 30 year debentures) of the Company or any of its subsidiaries or any material change, or any development involving a prospective material change, in or affecting the financial position, shareowners' equity or results of operations of the Company and its subsidiaries considered as a whole, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented, the effect of which is in the reasonable judgment of the Agents so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented.

            (f) The Company shall have furnished or caused to be furnished to each Agent a certificate of officers of the Company satisfactory to the Agents, dated the Closing Date or any applicable date referred to in
Section 4(h), as the case may be, as to the accuracy in all material respects of the representations and warranties of the Company herein at and as of the Closing Date or such applicable date, as to the performance by the Company in all material respects of all of its obligations hereunder to be performed at or prior to the Closing Date or such applicable date and as to the matters set forth in subsection (a) of this Section 6; and

            (g) During the period in which the Agents are soliciting offers to purchase Securities, including the period between the date of any Terms Agreement (or other agreement by an Agent to purchase Securities as principal) and the related Time of Delivery, there shall not have occurred any of the following events, the effect of which in each case, in the reasonable judgment of the Agents, is such as to make it impracticable for the Agents to solicit offers to purchase the Securities, purchase Securities as principal or enforce contracts for the sale of the Securities: (i) any outbreak or escalation of hostilities or other national or international calamity or crisis which affects the financial markets of the United States,
(ii) a declaration of a banking moratorium by either Federal or New York State authorities, (iii) a suspension or halt in trading on the New York Stock Exchange in any securities of the Company which adversely affects the marketing of the Securities, (iv) a suspension or limitation in trading in securities generally on the New York Stock Exchange or the establishment of minimum prices on such Exchange or (v) any downgrading in the rating accorded the Company's debt securities by any one of the following statistical rating organizations: Standard & Poor's Corporation, Moody's Investors Service, Inc. and Duff & Phelps.

            (h) With respect to any Security denominated in a currency other than the U.S. dollar, more than one currency or a composite currency or any Security the principal or interest of which is indexed to such currency, currencies or composite currency, there shall not have occurred a suspension or material limitation in foreign exchange trading in such currency, currencies or composite currency by a major international bank, a general moratorium on commercial banking activities in the country or countries issuing such currency, currencies or composite currency, the outbreak or escalation of hostilities involving the occurrence of any material adverse change in the existing financial, political or economic conditions of, or the declaration of war or a national emergency by, the country or countries issuing such currency, currencies or composite currency or the imposition or proposal of exchange controls by any governmental authority in the country or countries issuing such currency, currencies or composite currency.

            7. (a) The Company agrees to indemnify and hold harmless each Agent against any losses, claims, damages or liabilities, joint or several, to which such Agent may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus, the Prospectus as amended or supplemented, or any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Agent for any legal or other expenses reasonably incurred by such Agent in connection with investigating or defending any such action or claim;
provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus,, the Prospectus as amended or supplemented or any other prospectus relating to the Securities, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Agent expressly for use therein; provided, however, that if any Preliminary Prospectus, any preliminary prospectus supplement relating to the Securities, the Prospectus, the Prospectus as amended or supplemented, or any other prospectus relating to the Securities contained any alleged untrue statement or allegedly omitted to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (excluding in each case documents incorporated by reference) and such statement or omission shall have been corrected in a revised Preliminary Prospectus, preliminary prospectus supplement relating to the Securities, the Prospectus, the Prospectus as amended or supplemented, or any other prospectus relating to the Securities, or any amendment or supplement thereto relating to the Securities, the Company shall not be liable to any Agent under this subsection
(a) with respect to such alleged untrue statement or alleged omission to the extent that any such loss, claim, damage or liability of such Agent results from the fact that such Agent sold Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of a revised Preliminary Prospectus, preliminary prospectus supplement relating to the Securities, the Prospectus, the Prospectus as amended or supplemented, or any other prospectus relating to the Securities, or any amendment or supplement thereto relating to the Securities, as the case may be (excluding in each case documents incorporated by reference), containing a correction of such alleged misstatement or omission, if the Company has made available copies thereof to such Agent prior to the confirmation of such sale; and provided, further, that the Company shall not be liable to any Agent under this subsection (a) to the extent that any such loss, claim, damage or liability of such Agent results from the use by such Agent of the Prospectus as amended or supplemented or the Prospectus as amended or supplemented as it may be further amended or supplemented, as the case may be (excluding in each case documents incorporated by reference), (i) otherwise than in connection with an offer or sale of the Securities or (ii) at any time nine months or more after the time of issue of the Prospectus as amended or supplemented unless the Company has prior to such use amended or supplemented the Prospectus as amended or supplemented to comply with Section 10(a)(3) of the Act if required pursuant to Section 4(c) hereof and such Agent uses the Prospectus as amended or supplemented as so further amended or supplemented.

            Each Agent acknowledges that the indemnity agreement in this subsection (a) does not extend to any liability which such Agent might have under Section 5(b) of the Act by reason of the fact that such Agent sold Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus, the Prospectus as amended or supplemented, any other prospectus relating to the Securities or any amendment or supplement relating thereto, as the case may be (excluding in each case documents incorporated by reference), if the Company has made available copies thereof to such Agent.

            (b) Each Agent agrees to indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus, the Prospectus as amended or supplemented or any other prospectus relating to the Securities, or any amendment or Supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus, the Prospectus as amended or supplemented or any other prospectus relating to the Securities, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Agent expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim.

            (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; and in the event that such indemnified party shall not so notify the indemnifying party within 30 days following receipt of any such notice by such indemnified party, the indemnifying party shall have no further liability under such subsection to such indemnified party unless such indemnifying party shall have received other notice addressed and delivered in the manner provided in Section 11 hereof of the commencement of such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to Participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

            (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and each Agent on the other from the offering of the Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Agents on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Agents on the other shall be deemed to be in the same proportion as the total net proceeds from the sale of Securities (before deducting expenses) received by the Company bear to the total commissions or discounts received by the Agents in respect thereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading relates to information supplied by the Company on the one hand or by the Agents on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Agents agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Agents were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Agent shall be required to contribute any amount in excess of the amount by which the total public offering price at which the Securities purchased by or through such Agent were sold exceeds the amount of any damages which such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of each of the Agents under this subsection (d) to contribute are several in proportion to the respective purchases made by or through it to which such loss, claim, damage or liability (or action in respect thereof) relates and are not joint.

            (e) The obligations of the Company under this Section 7 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Agent within the meaning of the Act; and each Agent's obligations under this Section 7 shall be in addition to any liability which such Agent may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

            8. In soliciting offers by others to purchase Securities from the Company, the Agents are acting solely as agents for the Company, and not as principals. The Agents will make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Securities from the Company has been accepted by the Company, but the Agents shall not have any liability to the Company in the event such purchase for any reason is not consummated. If the Company shall default on its obligation to deliver Securities to a purchaser whose offer it has accepted, the Company shall hold harmless the Agents against any loss, claim or damage arising from or as a result of such default by the Company.

            9. The respective indemnities, agreements, representations, warranties and other statements of the several Agents and the Company set forth in this Agreement or made by them pursuant to this Agreement, shall remain in full force and effect regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Agents or the Company or any of its officers or directors or any controlling person, and shall survive each delivery of and payment for any of the Securities.

            10. The provisions of this Agreement relating to the solicitation of offers to purchase the Securities may be suspended or terminated at any time by the Company or by the Agents upon the giving of written notice of such suspension or termination to the other party hereto. In the event of any such suspension or termination, no party shall have any obligation or liability to the other party hereto, except as provided in the third paragraph of Section 2(a), Section 4 (d) , Section 5, Section 7,
Section 8 and Section 9 and except that, if at the time of such suspension or termination, an offer for the purchase of Securities shall have been accepted by the Company but the delivery of the Securities relating thereto to the purchaser or his agent shall not yet have occurred, the Company shall have the obligations provided in subsections (g) , (h) , (i) , (j) , (k) and (1) of Section 4.

            11. Except as otherwise specifically provided herein or in the Procedure, all statements, requests, notices and advices hereunder shall be in writing and if to the Agents shall be delivered or sent by mail, telex or facsimile transmission to the addresses specified above, and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to Attn: Treasurer, 800 North Lindbergh Blvd., St. Louis, Missouri 63167, facsimile (314) 694-6750. Any such statements, requests, notices or advices shall take effect on receipt thereof.

            12. This Agreement and any Terms Agreement shall be binding upon, and inure solely to the benefit of the Agents and the Company, and to the extent provided in Section 7, Section 8 and Section 9 hereof, the officers and directors of the Company and any person who controls any Agent or the Company, and the Agents' respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any Terms Agreement. No purchaser of any of the Securities through or from the Agents shall be deemed a successor or assign by reason of such purchase.

            13. This Agreement and any Terms Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

            14. Time shall be of the essence in this Agreement and any Terms Agreement. As used herein, "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business, unless otherwise defined herein.

            15. This Agreement and any Terms Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be an original, but all of such respective counterparts shall together constitute one and the same instrument.

            If the foregoing is in accordance with your understanding, please sign and return to us four counterparts hereof, whereupon this letter and the acceptance by each of you thereof shall constitute a binding agreement between the Company and you in accordance with its terms.

                                    Very truly yours,

                                    MONSANTO COMPANY


                                    By:
                                        -------------------------------------


Accepted in New York, New York,
as of the date hereof:



 -------------------------------------
        (Goldman, Sachs & Co.)



 MERRILL LYNCH, PIERCE, FENNER & SMITH
             INCORPORATED


 By:
   -----------------------------------

                              SCHEDULE I
                              ----------

----------------------------------------------------------------------
        Maturities<F1>                   Rates of Commission
        --------------                   -------------------
----------------------------------------------------------------------
 More than 9 mos. to less 1 yr.                 .125%
----------------------------------------------------------------------
 1 yr. to less than 18 mos.                     .150
----------------------------------------------------------------------
 18 mos. to less than 2 yrs.                    .200
----------------------------------------------------------------------
 2 yrs to less than 3 yrs.                      .250
----------------------------------------------------------------------
 3 yrs. to less than 4 yrs.                     .350
----------------------------------------------------------------------
 4 yrs. to less than 5 yrs.                     .450
----------------------------------------------------------------------
 5 yrs.  to  less than 6  yrs.                  .500
----------------------------------------------------------------------
 6 yrs.  to  less than 7  yrs.                  .550
----------------------------------------------------------------------
 7 yrs.  to  less than 8  yrs.                  .600
----------------------------------------------------------------------
 8 yrs.  to  less than 9  yrs.                  .600
----------------------------------------------------------------------
 9 yrs.  to  less than 10  yrs.                 .600
----------------------------------------------------------------------
 10 yrs. to   less  than 15 yrs.                .625
----------------------------------------------------------------------
 15 yrs. to  less  than 20 yrs.                 .675
----------------------------------------------------------------------
 20 yrs. to  less  than 30 yrs.                 .750
----------------------------------------------------------------------
 30 yrs. to 40 yrs.                 negotiable among the Company
                                    and the Agents at the time
                                    the Company issues such a security
----------------------------------------------------------------------

<F1>  For the purposes of this Schedule I, the maturity of a security that is repayable by the Company at the option of the holder will be negotiable among the Company and the Agents at the time the Company issues such a security.

                                                                     ANNEX I



                                Monsanto Company

                          Medium-Term Notes, Series D

                                 TERMS AGREEMENT
                                 ---------------

                                                                      , 199
                                                         -------------     -
 [Name and Address of Agent]




 Dear Sirs:

       Monsanto Company (the "Company") proposes, subject to the terms and conditions stated herein and in the Distribution Agreement, dated January ---, 1998 (the "Distribution Agreement") among the Company and the Agents (as therein defined) to issue and sell to [the Agent] the securities specified in the Schedule hereto (the "Purchased Securities"). Each of the provisions of the Distribution Agreement not specifically related to the solicitation by the Agents, as agents of the Company, of offers to purchase Securities is incorporated herein by reference in its entirety, and shall be deemed to be part of this Agreement to the same extent as if such provisions had been set forth in full herein. Nothing contained herein or in the Distribution Agreement shall make any party hereto an agent of the Company or make such party subject to the provisions therein relating to the solicitation of offers to purchase securities from the Company, solely by virtue of its execution of this Agreement. Each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Terms Agreement, except that each representation and warranty with respect to the Prospectus in Section 1 of the Distribution Agreement shall be deemed to be a representation and warranty as of the date of the Distribution Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Terms Agreement in relation to the Prospectus as amended and supplemented to relate to the Purchased Securities.

       An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Purchased Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

       Subject to the terms and conditions set forth herein and in the Distribution Agreement incorporated herein by reference, the Company agrees to issue and sell to [the Agent] and the Agent agree[s] to purchase from the Company the Purchased Securities, at the time and place, in the principal amount and at the purchase price set forth in the Schedule hereto.

       If the foregoing is in accordance with your understanding, please sign and return to us three counterparts hereof, and upon acceptance hereof by you this letter and such acceptance hereof, including those provisions of the Distribution Agreement incorporated herein by reference, shall constitute a binding agreement between [the Agent] and the Company.

       This Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted.

                                  MONSANTO COMPANY


                                  By:
                                     -------------------------------------
                                              Authorized Officer

 Accepted:

 [Name and Signature of Agent]

                                                       Schedule to Annex I

 Title of Purchased Securities:

       Medium-Term Notes, Series D

 Aggregate principal amount:

       $

 [Denominations]

 [Price to Public:]


 Purchase Price by [the Agent]:

       ---% of the principal amount of the Purchased Securities[, plus accrued interest from -------- to --------] [and accrued amortization, if any, from --------- to ----------]

 Method of and specified funds for payment of purchase price:


 Indenture:

       Indenture, dated as of August 1, 1990, between the Company and The Chase Manhattan Bank (National Association), as Trustee.

 Maturity:

 Interest Rate:

       [---%], payable from          [--------------, 19-]


 Interest Payment Dates:

       ------------------------------------------------------------------------

 Time of Delivery:

 Closing Location:

 Documents to be Delivered:

       The following documents referred to in the Distribution Agreement shall be delivered:

             [(1)      The officers' certificate referred to in Section 4(h).]

             [(2)      The opinion referred to in Section 4(i).]

             [(3)      The opinion referred to in Section 4(j).]

             [(4)      The accountants' letter referred to in Section 4(k).]


 Other provisions (including syndicate provisions, if applicable):

                                                                   ANNEX II



                             Monsanto Company

                         Administrative Procedure
                         ------------------------


             This Administrative Procedure relates to the Securities defined in the Distribution Agreement, dated January ---, 1998 (the "Distribution Agreement"), among Monsanto Company (the "Company") and Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (together, with any other party appointed by the Company pursuant to Paragraph 2(a) of the Distribution Agreement, the "Agents"), to which this Administrative Procedure is attached as Annex II. Defined terms used herein and not defined herein shall have the meanings given such terms in the Distribution Agreement, the Prospectus as amended or supplemented or the Indenture dated as of August 1, 1990 between the Company and The Chase Manhattan Bank (National Association) as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture).

             The procedures to be followed with respect to the settlement of sales of Securities directly by the Company to purchasers solicited by an Agent, as agent, are set forth below. Part I describes procedures of general applicability with respect to such Securities. Part II below describes procedures specifically and exclusively applicable (any procedure in Part I below to the contrary notwithstanding) to such Securities which are either Global Certificates or Book-Entry Securities (each as defined below). The terms and settlement details related to a purchase of Securities by an Agent, as principal, from the Company will be set forth in a Terms Agreement pursuant to the Distribution Agreement, unless the Company and such Agent otherwise agree as provided in Section 2(b) of the Distribution Agreement, in which case the procedures to be followed in respect of the settlement of such sale will be as set forth below. An Agent, in relation to a purchase of a Security by a purchaser solicited by such Agent, is referred to herein as the "Selling Agent" and, in relation to a purchase of a Security by such Agent as principal other than pursuant to a Terms Agreement, as the "Purchasing Agent".

             The Company will advise each Agent and the Trustee in writing of those persons with whom such Agent is to communicate regarding offers to purchase Securities and the related settlement details.

             Each Security will be issued only in fully registered form and will be initially represented by either a permanent global certificate (a "Global Certificate") delivered to the Trustee, as agent for The Depository Trust Company (the "Depository") or a certificate (a "Definitive Certificate") delivered to a person designated by an Agent. Each security which is represented by a Global Certificate is referred to herein as a "Book-Entry Security" (it being understood that only such Global Certificate -- and not any such Book-Entry Security represented thereby -- constitutes a "Security" under the Indenture).

             Pursuant to Sections 301 and 1002 of the Indenture, the Company has appointed the Trustee as Paying Agent (the "Paying Agent"), as Calculation Agent (the "Calculation Agent") and as Exchange Agent (the "Exchange Agent") for the Securities.


             PART I:  PROCEDURES OF GENERAL APPLICABILITY

 Posting Rates by Company:
 ------------------------

             The Company and the Agents will discuss from time to time the rates of interest per annum to be borne by and the maturity of Securities that may be sold as a result of the solicitation of offers by an Agent. The Company may establish a fixed set of interest rates and maturities for an offering period ("posting"). If the Company decides to change already posted rates, it will promptly advise the Agents to suspend solicitation of offers until the new posted rates have been established with the Agents.


 Acceptance of Offers by Company:
 -------------------------------

             Each Agent will promptly advise the Company by telephone or other appropriate means of all reasonable offers to purchase Securities, other than those rejected by such Agent. Each Agent may, in its discretion reasonably exercised, reject any offer received by it in whole or in part. Each Agent also may make offers to the Company to purchase Securities as a Purchasing Agent. The Company will have the sole right to accept offers to purchase Securities and may reject any such offer in whole or in part.

             The Company will promptly notify the Selling Agent or Purchasing Agent, as the case may be, of its acceptance or rejection of an offer to purchase Securities. If the Company accepts an offer to purchase Securities, it will confirm such acceptance in writing to the Selling Agent or Purchasing Agent, as the case may be, and the Trustee.


 Communication of Sale Information
 to Company by Selling Agent:
 ---------------------------------

             After the acceptance of an offer by the Company, the Selling Agent or Purchasing Agent, as the case may be, will promptly communicate the following details of the terms of such offer (the "Sale Information") to the Company by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means:

             (1)        Principal amount of Securities to be purchased;

             (2)        If a Fixed Rate Security, the interest rate;

             (3)        Stated Maturity Date;

             (4) Specified Currency or Currencies and, if the Specified Currency or Currencies is other than U.S. dollars, the applicable Exchange Rate for such Specified Currency or Currencies and the Exchange Rate Agent;

             (5)        Issue Price;

             (6) Selling Agent's commission or Purchasing Agent's discount, as the case may be;

             (7)        Net proceeds to the Company;

             (8)        Settlement Date;

             (9) If a Security redeemable at the option of the Company or repayable at the option of the holder, such of the following as are applicable:

                        (i)        Redemption Commencement Date,

                        (ii)       Redemption Prices (% of par) and Redemption
                                   Periods;

                        (iii)      the Repayment Date(s) and the Repayment
                                   Price;

             (10) If a Floating Rate Security, such of the following as are applicable:

                        (i)        Interest Rate Basis,

                        (ii)       Index Maturity,

                        (iii)      Spread or Spread Multiplier,

                        (iv)       Maximum Rate,

                        (v)        Minimum Rate,

                        (vi)       Initial Interest Rate,

                        (vii)      Interest Rate Reset Dates,

                        (viii)     Calculation Dates,

                        (ix)       Interest Determination Dates,

                        (x)        Interest Payment Dates,

                        (xi)       Regular Record Dates, and

                        (xii)      Calculation Agent;

                        (11) Name, address and taxpayer identification number of the registered owner;

                        (12) Denomination of certificates to be delivered at settlement;

                        (13)       Original Issue Date;

                        (14) If a Currency Indexed Note, such of the following as are applicable:

                                   (i)        Specified Currency,

                                   (ii)       Indexed Currency,

                                   (iii)      Face Amount,

                                   (iv)       Base Exchange Rate, and

                                   (v)        Determination Agent;

                        (15) If a Commodity Indexed Note or a Note indexed to some other index or indices, the commodity or other index or indices and the method for calculating interest and principal; and

                        (16) If an OID Note, the total amount of the OID Note, the yield to maturity and the initial accrual period of OID.

 Preparation of Pricing Supplement by Company:
 --------------------------------------------

             If the Company accepts an offer to purchase a Security, it will prepare a Pricing Supplement. The Company will supply a copy of such Pricing Supplement to the Selling Agent or Purchasing Agent, as the case may be, not later than 12:00 noon, New York City time, on the business day following the date of acceptance of such offer, or if the Company and the purchaser agree to settlement on the date of such acceptance (for Securities that are not book-entry Securities), not later than noon, New York City time, on such date. The Pricing Supplement should be delivered via facsimile transmission to Merrill Lynch, Attn: Nachman Kimerling, (732) 885-2774, -2775, -2776 and Goldman Sachs, Attn: Karen Robertson, (212) 902-0658. The Company will arrange to have each Pricing Supplement filed with the Commission under Rule 424(b) not later than the close of business of the Commission on the fifth business day following the date on which such Pricing Supplement is first used.

 Delivery of Confirmation and Prospectus
 to Purchaser by Selling Agent:
 ---------------------------------------

             The Selling Agent will deliver to the purchaser of a Security a written confirmation of the sale and delivery and payment instructions. In addition, the Selling Agent will deliver to such purchaser or its agent the Prospectus as amended or supplemented (including the Pricing Supplement) in relation to such Security prior to or together with the earlier of the delivery to such purchaser or its agent of (a) the confirmation of sale (including, in the case of a Book-Entry Security, the confirmation through the Depository's Institutional Delivery System) or (b) the Security.


 Date of Settlement:
 ------------------

             All offers solicited by a Selling Agent or made by a Purchasing Agent and accepted by the Company will be settled on a date (the "Settlement Date") which is the third business day after the date of acceptance of such offer, unless the Company and the purchaser agree to settlement (a) on any other business day after the acceptance of such offer or (b) with respect to an offer accepted by the Company prior to 10:00 a.m., New York City time, on the date of such acceptance (for securities that are not Book-Entry Securities).


 Instruction from Company to Trustee
 for Preparation of Securities:
 -----------------------------------

             After receiving the Sale-Information from the Selling Agent or Purchasing Agent, as the case may be, the Company will communicate such Sale Information to the Trustee by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means.

             The Company will instruct the Trustee by facsimile transmission or other acceptable written means to authenticate and deliver the Securities no later than 2:15 p.m., New York City time, on the Settlement Date. Such instruction will be given by the Company prior to 3:00 p.m., New York City time on the business day prior to the Settlement Date unless the Settlement Date is the date of acceptance by the Company of the offer to purchase Securities in which case such instruction will be given by the Company by 11:00 a.m., New York City time.


 Preparation and Delivery of Securities by
 Trustee and Receipt of Payment Therefor:
 ---------------------------------------

             The Trustee will prepare each Security and appropriate receipts that will serve as the documentary control of the transaction.

             In the case of a sale of Securities to a purchaser solicited by an Agent, the Trustee will, by 2:15 p.m., New York City time, on the Settlement Date, release the Securities to the Selling Agent for the benefit of the purchaser of such Securities against delivery by the Selling Agent of a receipt therefor. On the Settlement Date the Selling Agent will deliver payment for such Securities in immediately available funds to the Company in an amount equal to the issue price of the Securities less the Selling Agent's commission; provided that the Selling Agent reserves the right to withhold payment for which it has not received funds from the purchaser. The Company shall not use any proceeds advanced by a Selling Agent to acquire Securities.

             In the case of a sale of Securities to a Purchasing Agent, the Trustee will, by 2:15 p.m., New York City time, on the Settlement Date, release the Securities to the Purchasing Agent against evidence of receipt of payment for such Securities in immediately available funds to the Company in an amount equal to the issue price of the Securities less the Purchasing Agent's discount.


 Failure of Purchaser to Pay Selling Agent:
 -----------------------------------------

             If a purchaser (other than a Purchasing Agent) fails to make payment to the Selling Agent for a Security or the Selling Agent fails to make payment to the Company, the Selling Agent will promptly notify the Trustee and the Company thereof by telephone (confirmed in writing). The Selling Agent will immediately return the Security to the Trustee. Immediately upon receipt of such Security by the Trustee, the Company will return to the Selling Agent an amount equal to the amount previously paid to the Company in respect of such Security. The Company will reimburse the Selling Agent on an equitable basis for its loss of the use of funds during the period when they were credited to the account of the Company.

             The Trustee will cancel the Security in respect of which the failure occurred, make appropriate entries in its records and, unless otherwise instructed by the Company, destroy the Security.


              PART II:  PROCEDURES APPLICABLE TO BOOK-ENTRY
                   SECURITIES AND GLOBAL SECURITIES

             In connection with the qualification of Book-Entry Securities for eligibility in the book-entry system maintained by the Depository, the Trustee and the Paying Agent will perform the custodial, document control and administrative functions described below, in accordance with their respective obligations under a Letter of Representations from the Company and the Trustee to the Depository, dated January ---, 1998, and a Medium-Term Note Series D Certificate Agreement dated January ---, 1998, between the Trustee and the Depository (the "Certificate Agreement"), and the obligations of the Trustee as a participant in the Depository, including the Depository's Same-Day Funds Settlement System ("SDFS"). It is understood that the ownership interests of purchasers of Book-Entry Securities will be credited to the book-entry accounts of one or more participants in the Depository (each a "Participant") in accordance with the Depository's customary practices and reflected in the records of such Participants or one or more indirect participants in the Depository designated by such purchasers in accordance with the arrangements between such purchasers and such Participants and indirect participants. As used in this Part II, the term "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York are authorized or obligated by law to close.

 Issuance:             All Fixed Rate Securities which are Book-Entry
                       Securities and have the same Original Issue Date, redemption or repayment provisions, Interest Payment
                       Dates, interest rate, Indexed Currency, if any, indexed commodity, if any, equity index or indices, if any, and Stated Maturity (collectively, the "Fixed Rate Terms") will be represented initially by a single Global
                       Certificate in fully registered form without coupons;
                       all Floating Rate Securities which are Book-Entry
                       Securities and have the same original Issue Date, redemption or repayment provisions, Interest Payment
                       Dates, Interest Rate Basis, Initial Interest Rate,
                       Index Maturity, Spread or Spread Multiplier, if any,
                       Minimum Interest Rate, if any, Maximum Interest Rate, if any, equity index or, indices, if any, Indexed
                       Currency, if any, indexed commodity, if any, and Stated
                       Maturity (collectively, the "Floating Rate Terms") will be represented initially by a single Global Certificate in fully registered form without coupons; and all Zero
                       Coupon Securities which are Book-Entry Securities and have the same Original Issue Date, redemption or repayment provisions, yield to maturity, Specified
                       Currency and Stated Maturity (collectively, the "Zero
                       Coupon Terms") will be represented initially by a single Global Certificate in fully registered form without coupons.

Identification:        The Company has arranged with the CUSIP Service Bureau
                       of Standard Poor's Corporation (the "CUSIP Service
                       Bureau") for the reservation of approximately 900 CUSIP numbers which have been reserved for future assignment relating to Book-Entry Securities, and the Company has delivered to the Trustee and the Depository such list of such CUSIP numbers. The Trustee will assign CUSIP numbers to Book-Entry Securities as described below under Settlement Procedure B. The Depository will notify the CUSIP Service Bureau periodically of the CUSIP numbers that the Trustee has assigned to Book-Entry Securities. The Trustee will notify the
                       Company at any time when fewer than 100 of the reserved
                       CUSIP numbers remain unassigned to Book-Entry
                       Securities, and, if it deems necessary, the Company will reserve additional CUSIP numbers for assignment to Book-Entry Securities. Upon obtaining such additional
                       CUSIP numbers, the Company will deliver a list of such additional numbers to the Trustee and the Depository.
                       Book-Entry Securities having an aggregate principal amount in excess of $200,000,000 and otherwise required to be represented by the same Global Certificate will instead be represented by two or more Global
                       Certificates which shall all be assigned the same CUSIP number.

Registration:          Each Global Certificate will be registered in the
                       name of Cede & Co., as nominee for the Depository on the Security Register maintained by the Trustee under the Indenture. On the first Business Day of each month, the Trustee will deliver to the Company a written statement indicating the total principal amount of Outstanding Book-Entry Securities as of the immediately preceding Business Day.

Transfers:             Transfers of interests in a Book-Entry Security will be
                       effected in accordance with arrangements in effect between Participants (and in certain cases, one or more indirect participants in the Depository) and the beneficial transferors and beneficial transferees of such Book-Entry Security, and the interests of Participants therein will be reflected as appropriate by book entries made by the Depository.

Exchanges:             The Trustee may deliver to the Depository and the CUSIP
                       Service Bureau at any time a written notice specifying
                       (a) the CUSIP numbers of two or more Global
                       Certificates (i) having the same Fixed Rate Terms
                       Floating Rate Terms or Zero Coupon Terms, as the case may be (except that Original Issue Dates need not be the same), (ii) for which interest (if any) has been paid to the same date and (iii) which otherwise constitute Securities of the same series and tenor under the Indenture; (b) a date, occurring at least 30 days after such written notice is delivered and at least 30 days before the next Interest Payment Date (if any) for such Book-Entry Securities, on which such Global Certificates shall be exchanged for a single replacement Global Certificate; and (c) a new CUSIP number, obtained from the Company, to be assigned to such replacement Global Certificate. Upon receipt of such a notice, the Depository will send to its participants (including the Trustee) a written reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, the Trustee will deliver to the CUSIP
                       Service Bureau written notice setting forth such exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global Certificates to be exchanged will no longer be valid. On the specified exchange date, the Trustee will exchange such Global Certificates for a single
                       Global Certificate bearing the new CUSIP number and the CUSIP numbers of the exchanged Global Certificates will, in accordance with CUSIP Service Bureau procedures, be retired and not reassigned.
                       Notwithstanding the foregoing, if the Global
                       Certificates to be exchanged exceed $200,000,000 in aggregate principal amount, one replacement Global
                       Certificate will be authenticated and issued to represent each $200,000,000 of principal amount of the exchanged Global Certificates and an additional Global
                       Certificate will be authenticated and issued to represent any remaining principal amount of such Global
                       Certificates (see "Denominations" below).

Denominations:         All Book-Entry Securities will be denominated in U.S.
                       dollars. Book-Entry Securities will be issued in denominations of $1,000 and an integral multiple thereof. Global Certificates will be denominated in principal amounts not in excess of $200,000,000. If one or more Book-Entry Securities having an aggregate principal amount in excess of $200,000,000 would, but for the preceding sentence, be represented by a single
                       Global Certificate, then one Global Certificate will be issued to represent each $200,000,000 principal amount of such Book-Entry Security or Book-Entry Securities and an additional Global Certificate will be issued to represent any remaining principal amount of such Book-Entry Security or Book-Entry Securities. In such a case, each of the Global Certificates representing such Book-Entry Security or Securities shall be assigned the same CUSIP number.

Interest:              General.  The Depository will arrange for each
                       -------
                       pending deposit message described under Settlement
                       Procedure C below to be transmitted to Standard & Poor's
                       Corporation, which will use the message to include certain information regarding the related Book-Entry
                       Securities in the appropriate daily bond report published by Standard & Poor's Corporation.

                       Notice of Interest Payments and Regular Record Dates.
                       ----------------------------------------------------
                       On the first Business Day of January, April, July and October of each year, the Paying Agent will deliver to the Company and the Dividend Department of the Depository a written list of Regular Record Dates and Interest Payment Dates that will occur during the six-month period beginning on such first Business Day with respect to Book-Entry Securities which are Floating Rate Notes. Promptly after each Interest Determination Date for Book-Entry Securities which are Floating Rate Notes, the Calculation Agent will notify Standard & Poor's Corporation of the interest rates determined on such Interest Determination Date.

Payments of
  Principal
  and Interest:        Payments of Interest Only.  Promptly after the Record
                       -------------------------
                       Date, the Paying Agent will deliver to the Company and the Dividend Department of the Depository a written notice specifying by CUSIP number the amount of interest (if any) to be paid on each Book-Entry
                       Security on the following Interest Payment Date (other than an Interest Payment Date coinciding with the Maturity of such Security) and the total of such amounts. The Depository will confirm the amount payable (if any) on each Book-Entry Security on such Interest Payment Date by reference to the daily bond reports published by Standard & Poor's Corporation. On such Interest Payment Date, the Company will pay to the Paying Agent, and the

                       Paying Agent in turn will pay to the Depository, such total amount of interest due (other than at Maturity of such Security), at the times and in the manner set forth below under "Manner of Payment".

                       Payments at Maturity.  On or about the first Business
                       --------------------
                       Day of each month, the Paying Agent will deliver to the Company and the Depository a written list of principal, premium, if any, and interest to be paid on each Book-Entry Security maturing either at Stated Maturity, on a Redemption Date or pursuant to a Holder's electing repayment ("Maturity") in the following month. The Paying Agent, the Company and the Depository will confirm the amounts of such principal, premium (if any) and interest payments with respect to each such Book-Entry security on or about the fifth Business Day preceding the Maturity of such Book-Entry Security. At such Maturity, the Company will pay to the Paying Agent, and the Paying Agent in turn will pay to the Depository, the principal amount of such Book-Entry Security, together with interest and premium, if any, due at such Maturity, at the times and in the manner set forth below under "Manner of Payment". Promptly after payment to the Depository of the principal, interest and premium, if any, due at the Maturity of all Book-Entry Securities represented by a particular Global Certificate, the Paying Agent will deliver to the Trustee for cancellation such Global Certificate.

                       Manner of Payment.  The total amount of any
                       -----------------
                       principal, premium and interest due on Book-Entry Securities on any Interest Payment Date or at Maturity shall be paid by the Company to the Paying Agent, in funds immediately available for use by the Trustee as of 9:00 a.m., New York City time, on such date. The
                       Company will make such payment on such Book-Entry Securities by wire transfer to the Paying Agent or by instructing the Paying Agent to withdraw funds from an account maintained by the Company at the Paying Agent. The Company will confirm such instructions in writing or by facsimile to the Paying Agent. For principal payments at Maturity prior to 10:00 a.m., New York City time, on such Maturity or as soon as possible thereafter, the Paying Agent will pay by separate wire transfer (using Fedwire message entry instructions in a form previously specified by the Depository) to an account at the Federal Reserve Bank of New York previously specified by the Depository, in funds available for immediate use by the Depository, each payment of interest, principal and premium, if any, due on Book-Entry Securities on such date; and for interest payments, the Paying Agent will pay the Depository in same-day funds on the Interest Payment Date in accordance with existing arrangements between the Paying Agent and the Depository. Thereafter on each such date, the Depository will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants in whose names such Book-Entry Securities are recorded in the book-entry system maintained by the Depository. Once payment has been made to the Depository, neither the Company, the Trustee nor the Paying Agent shall have any responsibility or liability for the payment by the Depository of the principal of, or premium, if any, or interest on, the Book-Entry Securities to such Participants.

                       Withholding Taxes.  The amount of any taxes required
                       -----------------
                       under applicable law to be withheld from any interest payment on a Book-Entry Security will be determined and withheld by the Participant, indirect participant in the Depositary or other Person responsible for forwarding payments and materials directly to the beneficial owner of such Book-Entry Security, or as applicable law may otherwise require.

Settlement
  Procedures:          Settlement Procedures with regard to each Book-Entry
                       Security sold by each Agent, as agent of the Company, or purchased by an Agent as a Purchasing Agent, will be as follows:

                       A. After the acceptance of an offer by the Company with respect to a Book-Entry Security, the Selling Agent or Purchasing Agent, as the case may be, will promptly communicate the following details of the terms of such offer (the "Book-Entry Sale Information") to the Company by telephone confirmed in writing or by facsimile transmission or other acceptable written means:

                             (1)     Principal amount of the Book-Entry
                                     Security to be purchased;

                             (2)     If a Fixed Rate security, the interest
                                     rate;

                             (3)     Stated Maturity Date;

                             (4)     Issue Price;

                             (5) Selling Agent's commission or Purchasing Agent's discount, as the case may be;

                             (6)     Net proceeds to the Company;

                             (7)     Settlement Date;

                             (8) If a Security redeemable at the option of the Company or repayable at the option of the holder, such of the following as are applicable:

                                     (i)      Redemption Commencement Date,

                                     (ii)     Redemption Prices (% of par) and
                                              Redemption Periods, and

                                     (iii)    the Repayment Date(s) and the
                                              Repayment Price;

                             (9) If a Floating Rate Security, such of the following as are applicable:

                                     (i)      Interest Rate Basis,

                                     (ii)     Index Maturity,

                                     (iii)    Spread or Spread Multiplier,

                                     (iv)     Maximum Rate,

                                     (v)      Minimum Rate,

                                     (vi)     Initial Interest Rate,

                                     (vii)    Interest Rate Reset Dates,

                                     (viii)   Calculation Dates,

                                     (ix)     Interest Determination Dates,

                                     (x)      Interest Payment Dates,

                                     (xi)     Regular Record Dates, and

                                     (xii)    Calculation Agent;

                             (10) The taxpayer identification number of the purchaser;

                             (11)    Original Issue Date;

                             (12) If a Currency Indexed Note, such of the following as are applicable:

                                     (i)      Specified Currency,

                                     (ii)     Indexed Currency,

                                     (iii)    Face Amount,

                                     (iv)     Base Exchange Rate, and

                                     (v)      Determination Agent;

                            (13) If a Commodity Indexed Note or a Note indexed to some other index or indices, the commodity or other index or indices and the method for calculating interest and principal; and

                            (14) If an OID Note, the total amount of OID, the yield to maturity and the initial accrual period of OID.

                       B. Upon receiving the Book-Entry Sale Information from the Selling Agent or the Purchasing Agent, as the case may be, the Company will advise the Trustee by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means of the Book-Entry Sale Information received from the Selling Agent or the Purchasing Agent, as the case may be, and the name of such Agent.

                       C. Upon instruction from the Company, the Trustee will assign a CUSIP number to the Global Certificate representing such Book-Entry Security and will communicate to the Depository, such Agent and Standard & Poor's Corporation, through the Depository's Participant Terminal System, a pending deposit message specifying the following settlement information:

                            1.   The Book-Entry Sale Information.

                            2. Identification numbers of the participant accounts maintained by the Depository on behalf of the Trustee and such Agent.

                            3. Identification as a Fixed Rate Security, Floating Rate Security or Zero Coupon Security.

                            4.   Initial Interest Payment Date for such
                                 Security, number of days by which such date succeeds the related record date for Depository purposes (or, in the case of Floating Rate Notes which reset weekly, the date five calendar days preceding such Initial Interest Payment Date) and, if then calculable, the amount of interest payable on such Initial Interest Payment Date (which amount shall have been confirmed by the Trustee).

                            5.   CUSIP number of the Global Certificate
                                 representing such Book-Entry Security.

                            6. Whether such Global Certificate will represent any other Book-Entry Securities issued or to be issued (to the extent then known).

                       D. The Company will deliver to the Trustee a Global Certificate representing such Book-Entry Security, and the Company will instruct the Trustee by facsimile transmission or other acceptable written means to complete and authenticate such Global Certificate, and to register such Global Certificate in the name of Cede & Co., as nominee of the Depository.

                       E. The Trustee will authenticate the Global Certificate representing such Book-Entry Security, and will register such Global Certificate in the name of Cede & Co., as nominee of the Depository. The Trustee will take delivery thereof as agent for the Depository.

                       F. The Depository will credit such Book-Entry Security to the participant account of the Trustee maintained by the Depository.

                       G. The Trustee will enter an SDFS deliver order through the Depository's Participant Terminal
                            System instructing the Depository (i) to debit such Book-Entry Security to the Trustee's participant account and credit such Book-Entry Security to the participant account of the Selling Agent or the Purchasing Agent, as the case may be, maintained by the Depository and (ii) to debit the settlement account of the Selling Agent or the Purchasing Agent, as the case may be, and credit the settlement account of the Trustee maintained by the Depository, in an amount equal to the price of such Book-Entry Security less such Agent's commission or discount, as the case may be. Any entry of such a deliver order shall be deemed to constitute a confirmation by the Trustee to the Depository that (i) the Global Certificate representing such Book-Entry Security has been issued and authenticated and (ii) the Trustee is holding such Global Certificate as agent of the Depository pursuant to the Certificate Agreement.

                       H. The Selling Agent or the Purchasing Agent, as the case may be, will enter an SDFS deliver instruction through the Depository's Participant Terminal System instructing the Depository (i) to debit such Book-Entry Security to the participant account of such Agent and credit such Book-

                            Entry Security to the participant accounts of the Participants with respect to such Book-Entry Security maintained by the Depository and (ii) to debit the settlement accounts of such Participants and credit the settlement account of such Agent maintained by the Depository in an amount equal to the price of such Book-Entry Security.

                       I. Transfers of funds in accordance with SDFS deliver orders described in Settlement procedures G and H will be settled in accordance with SDFS operating procedures in effect on the Settlement Date.

                       J. The Trustee will credit to an account of the Company maintained at the Trustee funds available for immediate use in the amount transferred to the Trustee in accordance with Settlement Procedure G.

                       K. The Trustee will send a copy of the Global Certificate by first-class mail to the Company together with a statement setting forth the principal amount of Securities outstanding and of Book-Entry Securities Outstanding as of the related Settlement Date after giving effect to such transaction and all other offers to purchase Securities of which the Company has advised the Trustee but which have not yet been settled.

                       L. The Selling Agent or the Purchasing Agent, as the case may be, will confirm the purchase of such Book-Entry Security to the purchaser either by transmitting to the Participants with respect to such Book-Entry Security a confirmation order through the Depository's Participant Terminal system or by mailing a written confirmation to such purchaser.

                       M. Notwithstanding the foregoing, the Selling Agent shall in all cases take the actions described under the caption "Delivery of Confirmation and Prospectus to Purchaser by Selling Agent" in Part I of this Administrative Procedure, at the time or times specified under such caption for such actions.

Settlement
  Procedures
  Timetable:           For orders of Book-Entry Securities accepted by the
                       Company, Settlement Procedures "A" through "L" set forth above shall be completed as soon as possible but not later than the respective times (New York City time) set forth below:


--------------------------------------------------
Settlement
Procedure                        Time
----------                       ----
--------------------------------------------------
    A          10:00   a.m. on the Business Day
                       following the Trade Date
--------------------------------------------------
    B           1:00   p.m. on the second
                       Business Day immediately
                       preceding the Settlement
                       Date
--------------------------------------------------
    C           3:00   p.m. on the second
                       Business Day immediately
                       preceding the Settlement
                       Date
--------------------------------------------------
   D-E          9:00   a.m. on the Settlement Date
--------------------------------------------------
    F          10:00   a.m. on the Settlement Date
--------------------------------------------------
   G-H          2:00   p.m. on Settlement Date
--------------------------------------------------
    I           4:45   p.m. on Settlement Date
--------------------------------------------------
    J           5:00   p.m. on Settlement Date
--------------------------------------------------

                       If a sale is to be settled more than one Business Day after the trade date, Settlement Procedures A, B, and C may, if necessary, be completed at any time prior to the specified times on the first Business Day after the trade date. In connection with a sale which is to be settled more than one Business Day after the trade date, if the initial interest rate for a Floating Rate
                       Note is not known at the time that Settlement Procedure A is completed, Settlement Procedures B and C shall be completed as soon as such rates have been determined, but not later than 12 Noon and 2:00 p.m., New York City time, respectively, on the second Business Day before the Settlement Date. Settlement Procedure I is subject to extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the settlement date.

                       If settlement of a Book-Entry Security is rescheduled or cancelled, the Company will as soon as practicable give the Trustee notice to such effect. The Trustee will deliver to the Depository, through the Depository's Participant Terminal System, a cancellation message

                       (the form of which has been previously furnished to the Trustee by the Depository) to such effect by no later than 2:00 p.m., New York City time, on the Business Day immediately preceding the scheduled Settlement Date. A copy of such message will be routed through the facilities of the Depository to the Selling Agent and Standard & Poor's Corporation.

Failure to
  Settle: If the Trustee fails to enter in timely fashion an SDFS deliver order with respect to any portion of a Book-Entry Security pursuant to Settlement Procedure G, or if the Selling Agent or the Purchasing Agent, as the case may be, fails to enter in timely fashion an SDFS deliver order with respect to such Book-Entry Security pursuant to Settlement Procedure H, the Trustee shall deliver to the Depository, through the Depository's Participant Terminal System, as soon as practicable, but in any event prior to 2:00 P.M. on the Settlement Date a withdrawal message (the form of which has been previously furnished to the Trustee by the Depository) instructing the Depository to debit such Book-Entry Security to the participant account of the Trustee maintained at the Depository. A copy of such message will be routed through the facilities of the Depository to such Agent. The Depository will process the withdrawal message, provided that such participant account contains Book-Entry Securities having the same Fixed Rate Terms, Floating Rate Terms or Zero Coupon Terms, as the case may be, having an aggregate principal amount that is at least equal to the principal amount to be debited. If withdrawal messages are processed with respect to all Book-Entry Securities represented by a particular Global Certificate, the Trustee will cancel immediately such Global Certificate, make appropriate entries in its records and, unless otherwise instructed by the Company, destroy the Global Certificate. The CUSIP number assigned to such Global Certificate shall, in accordance with CUSIP Service Bureau procedures, be retired and not reassigned. If withdrawal messages are processed with respect to only a portion of the Book-Entry Securities represented by a particular Global Certificate, the Trustee, will exchange such Global Certificate for two Global Certificates authenticated by the Trustee, one of which shall represent Book-Entry Securities for which withdrawal messages are processed and shall be cancelled by the Trustee and destroyed immediately after issuance, and the other of which shall represent the other Book-Entry Securities previously represented by the surrendered Global Certificate and shall bear the CUSIP number of the surrendered Global Certificate. The Company will reimburse such Agent on an equitable basis for its loss of the use of funds during any period when the funds were credited to the account of the Company in connection with such attempted settlement.

                       If the purchase price for any Book-Entry Security is not timely paid to the Participants with respect to such Security by the beneficial purchaser thereof or by a person, including an indirect participant in the Depository, acting on behalf of such purchaser (other than the

                       Purchasing Agent, if any), such Participants and, in turn, the Selling Agent or the Purchasing Agent, as the case may be, may enter SDFS deliver orders through the Depository's Participant Terminal System reversing the orders entered pursuant to Settlement Procedures G and H, respectively. Immediately thereafter, the Trustee will deliver the withdrawal message and take the related actions described in the preceding paragraph. The Company will reimburse such Agent on an equitable basis for its loss of the use of funds during any period when the funds were credited to the account of the Company in connection with such attempted settlement.

                       Notwithstanding the foregoing, upon any failure to settle with respect to any portion of a Book-Entry Security, the Depository may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to any portion of a Book-Entry Security that was to have been represented by a Global Certificate also representing other Book-Entry Securities, the Trustee will provide, in accordance with Settlement Procedures D and E, for the authentication and issuance of a Global Certificate representing the remaining principal amount to have been represented by such Global Certificate and will make appropriate entries in its records.

Trustee and Paying
  Agents Not to
  Risk Funds:          Nothing herein will be deemed to require the
                       Trustee or the Paying Agent to risk or expend its own funds in connection with any payment to the Company, the Agents, the Depository or any Securityholder, it being understood by all parties that payments, made by the Trustee or the Paying Agent to any party will be made only to the extent that funds are provided to the Trustee or the Paying Agent, as the case may be, for such purposes.

                                                                  ANNEX III


                      Pursuant to Section 4(k) and Section 6(d), as the case may be, of the Distribution Agreement, Deloitte & Touche LLP shall furnish letters to the Agents to the effect that:

            (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

            (ii) In their opinion, the financial statements and any supplementary financial information and schedules examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review and issued a report in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, if any, and copies of any such report have been furnished to the Agents;

            (iii) On the basis of limited procedures, not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim consolidated financial statements of the Company and its subsidiaries, inspection of the minute books of the Board of Directors and the Executive and Audit Committees of the Board of Directors of the Company since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                      (A) the unaudited condensed consolidated statements of income, financial position and cash flow included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations thereunder or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with the basis for the audited consolidated statements of income, financial position and cash flow included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                      (B) any other unaudited income statement data and statement of financial position items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                      (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in Clause
            (A) and any unaudited income statement data and statement of financial position items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                      (D) any unaudited pro forma condensed consolidated financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                      (E) as of a specified date not more than five calendar days prior to the date of such letter, there have been any changes in the capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest statement of financial position included or incorporated by reference in the Prospectus) or any increase, excluding those changes due solely to fluctuations in foreign currency exchange rates, in the consolidated long-term debt or guaranteed obligations of the Company and its subsidiaries or any decreases in consolidated net current assets or net assets, in each case as compared with amounts shown in the latest statement of consolidated financial position included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or as a result of any dispositions of assets which the Prospectus specifically discloses have occurred or may occur, or, in the case of consolidated long-term debt or guaranteed obligations, consolidated net current assets or net assets, for changes, decreases or increases as the case may be, which are less than $30,000,000, or which are described in such letter; and

            (iv) In addition to the audits referred to in their opinions included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraph (iii) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain references to the Company's historical annual ratios of earnings to fixed charges specified by the Agents which references are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Agents or in documents incorporated by reference in the Prospectus specified by the Agents, and have compared certain of the amounts, percentages and financial information contained in such references with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

            All references in this Annex III to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein), as defined in the Distribution Agreement, for purposes of the letter delivered on the Closing Date and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein), as defined in the Distribution Agreement, for purposes of any letter delivered on the date of the amendment, supplement or incorporation, or at the Time of Delivery related to the Terms Agreement, in connection with which such delivery is required under Section 4(k) of the Distribution Agreement.


                                    -3-